UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


                        November 21, 1996
                        -----------------
                (Date of earliest event reported)



           LABORATORY CORPORATION OF AMERICA HOLDINGS
           ------------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                 1-11353           13-3757370
   --------                 -------           ----------
(State or other           (Commission       (IRS Employer
jurisdiction or           File Number)       Identification
organization)                                Number)



    358 South Main Street, Burlington, North Carolina  27215
    --------------------------------------------------------
            (Address of principal executive offices)



                          910-229-1127
                          ------------
      (Registrant's telephone number, including area code)
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Item 5. Other Events

On November 21, 1996, the Company issued a press release announcing that it has agreed to pay the U.S. government $187 million to conclude previously disclosed federal investigations into the prior billing practices of companies that merged to form the Company in 1995. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

  (c) Exhibits

      10   Press release of the Registrant dated November 21,
           1996.

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                           SIGNATURES

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
                              (Registrant)


                     By:/s/   BRADFORD T. SMITH
                        -------------------------------------------
                              Bradford T. Smith
                              Executive Vice President, General
                              Counsel and Secretary



Date:  November 21, 1996

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